                                  EXHIBIT (24)

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.


                                            /s/  Rand V. Araskog
                                            ------------------------
                                            Rand V. Araskog

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  Robert A. Burnett
                                            -------------------------
                                            Robert A. Burnett

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  Livio D. DeSimone
                                            -------------------------
                                            Livio D. DeSimone

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  Roger A. Enrico
                                            -----------------------
                                            Roger A. Enrico

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  William W. George
                                            -------------------------
                                            William W. George

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  Roger L. Hale
                                            ---------------------
                                            Roger L. Hale

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  Betty Ruth Hollander
                                            ----------------------------
                                            Betty Ruth Hollander

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  Michele J. Hooper
                                            --------------------------
                                            Michele J. Hooper

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  Kenneth A. Macke
                                            ------------------------
                                            Kenneth A. Macke

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  Mary Patterson McPherson
                                            -----------------------------
                                            Mary Patterson McPherson

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  Robert J. Ulrich
                                            ------------------------
                                            Robert J. Ulrich

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  John R. Walter
                                            ----------------------
                                            John R. Walter

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                           of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint KENNETH A. MACKE, STEPHEN E. WATSON, HENRY T. DeNERO, and DOUGLAS A. SCOVANNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 29, 1994, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 9th day of March, 1994.



                                            /s/  Stephen E. Watson
                                            -------------------------
                                            Stephen E. Watson